Exhibit 21.1

HF SINCLAIR CORPORATION

SUBSIDIARIES OF REGISTRANT

State or Country of
Name of Entity	Incorporation or Organization

7037619 Canada Inc.	Canada

Artesia PTU LLC	Delaware

Artesia Renewable Diesel Company LLC	Delaware

Black Eagle LLC	Delaware

Cheyenne Logistics LLC	Delaware

Cheyenne Pipeline LLC (joint venture)	Texas

Cheyenne Renewable Diesel Company LLC	Delaware

Cushing Connect Pipeline & Terminal LLC (joint venture)	Delaware

Cushing Connect Pipeline Holdings LLC (joint venture subsidiary)	Delaware

Cushing Connect Terminal Holdings LLC (joint venture subsidiary)	Delaware

Eagle Consolidation LLC	Delaware

El Dorado Logistics LLC	Delaware

El Dorado Osage LLC	Delaware

El Paso Operating LLC	Delaware

Ethanol Management Company LLC	Delaware

Frontier Aspen LLC (f/k/a HEP Casper SLC LLC)	Delaware

Frontier Pipeline LLC	Delaware

Frontier Refining & Marketing LLC	Delaware

HEP Cheyenne LLC	Delaware

HEP Cushing LLC (f/k/a HEP Cheyenne Shortline LLC)	Delaware

HEP El Dorado LLC	Delaware

HEP Fin-Tex/Trust-River, L.P.	Texas

HEP Logistics GP, L.L.C	Delaware

HEP Logistics Holdings, L.P.	Delaware

HEP Mountain Home, L.L.C.	Delaware

HEP Navajo Southern, L.P.	Delaware

HEP Oklahoma LLC	Delaware

HEP Pipeline Assets, Limited Partnership	Delaware

HEP Pipeline GP, L.L.C.	Delaware

HEP Pipeline, L.L.C.	Delaware

HEP Refining Assets, L.P.	Delaware

HEP Refining GP, L.L.C.	Delaware

HEP Refining, L.L.C.	Delaware

HEP Tulsa LLC	Delaware

HEP Woods Cross, L.L.C.	Delaware

HF Sinclair Asphalt Company LLC (f/k/a HollyFrontier Asphalt Company LLC)	Delaware

HF Sinclair Casper Refining LLC (f/k/a Sinclair Casper Refining Company LLC)	Delaware

HF Sinclair Cheyenne Refining LLC (f/k/a HollyFrontier Cheyenne Refining LLC)	Delaware

HF Sinclair El Dorado Refining LLC (f/k/a HollyFrontier El Dorado Refining LLC)	Delaware

HF Sinclair Field Services LLC (f/k/a Sinclair Field Services LLC)	Delaware

HF Sinclair Golf Course LLC (f/k/a Sinclair Golf Course LLC)	Delaware

HF Sinclair Navajo Refining LLC (f/k/a HollyFrontier Navajo Refining LLC)	Delaware

HF Sinclair Parco Refining LLC (f/k/a Sinclair Wyoming Refining Company LLC)	Delaware

HF Sinclair Payroll Services, Inc. (f/k/a HollyFrontier Payroll Services, Inc.)	Delaware

HF Sinclair Puget Sound Refining LLC (f/k/a HollyFrontier Puget Sound Refining LLC)	Delaware

HF Sinclair Refining & Marketing LLC (f/k/a HollyFrontier Refining & Marketing LLC)	Delaware

HF Sinclair Renewables Holding Company LLC (f/k/a HollyFrontier Renewables Holding Company LLC)	Delaware

HF Sinclair Renewables Marketing LLC (f/k/a HollyFrontier Renewables Marketing LLC)	Delaware

HF Sinclair Transportation LLC (f/k/a HollyFrontier Transportation LLC)	Delaware

HF Sinclair Tulsa Refining LLC (f/k/a HollyFrontier Tulsa Refining LLC)	Delaware

HF Sinclair Woods Cross Refining LLC (f/k/a HollyFrontier Woods Refining LLC)	Delaware

Holly Energy Finance Corp.	Delaware

Holly Energy Holdings LLC	Delaware

Holly Energy Partners – Operating, L.P.	Delaware

Holly Energy Partners, L.P.	Delaware

Holly Energy Storage – Lovington LLC	Delaware

Holly Logistic Services, L.L.C.	Delaware

Holly Logistics Limited LLC	Delaware

Holly Petroleum, Inc.	Delaware

Holly Refining Communications, Inc.	Delaware

HollyFrontier Corporation	Delaware

HollyFrontier Cyprus Limited	Cyprus

HollyFrontier Holdings LLC	Delaware

HollyFrontier LSP Brand Strategies LLC	Delaware

HollyFrontier LSP Europe B. V. (f/k/a Petro-Canada Lubricants Netherlands B.V.)	Netherlands

HollyFrontier LSP Holdings LLC	Delaware

HollyFrontier LSP Latin America Holdings LLC	Delaware

HollyFrontier LSP Mexico S. de R.L. de C.V.	Mexico

HollyFrontier LSP Services LLC	Delaware

HollyFrontier LSP US Holdings LLC	Delaware

HollyFrontier Luxembourg Holding Company	Luxembourg

HollyFrontier Netherlands B.V.	Netherlands

HollyFrontier Services LLC	Delaware

Hollymarks, LLC	Delaware

HRM Realty, LLC	Delaware

Jia Shi Lubricants Trading (Shanghai) Co. Ltd.	China

Lea Refining Company	Delaware

Lovington-Artesia, L.L.C.	Delaware

Navajo Holdings, Inc.	New Mexico

Navajo Pipeline Co., Inc.	Delaware

Navajo Pipeline GP, L.L.C.	Delaware

Navajo Pipeline LP, L.L.C.	Delaware

NWNAL LLC	Delaware

Osage Pipe Line Company, LLC (joint venture)	Delaware

Petro-Canada America Lubricants LLC	Delaware

Petro-Canada Europe Lubricants Limited	U.K.

Petro-Canada Lubricants Inc.	Canada

Rawlins PTU LLC	Delaware

Red Giant Oil Company LLC	Delaware

Roadrunner Pipeline, L.L.C.	Delaware

Sinclair Crude Company LLC	Delaware

Sinclair Holding LLC (f/k/a Hippo Holding LLC)	Delaware

Sinclair Logistics LLC	Delaware

Sinclair Oil LLC (f/k/a Sinclair Oil Corporation)	Delaware

Sinclair Pipeline Company LLC	Delaware

Sinclair Transportation Company LLC	Delaware

Sinclair Trucking Company LLC	Delaware

Sinclair Tulsa Refining Company LLC	Wyoming

SLC Pipeline LLC (f/k/a HEP SLC, LLC)	Delaware

Sonneborn do Brasil Representacoes Comerciais LTDA	Brazil

Sonneborn Refined Products B.V.	Netherlands

Sonneborn US Holdings LLC	Delaware

Sonneborn, LLC	Delaware

UNEV Pipeline, LLC	Delaware

Wainoco Oil and Gas Company	Delaware

Wainoco Resources, Inc.	Delaware

Wyoming Renewable Diesel Company LLC	Wyoming

(1)	Petro-Canada America Lubricants LLC also does business as Intelligro.
(2)	Sinclair Transportation Company LLC also does business as Sinclair Pipeline Company and Sinclair Terminal Company.